UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
_________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2007
_________________________
SonomaWest Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)
_________________________

Delaware	000-01912	94-1069729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2064 Highway 116 North Sebastopol, California	95472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (707) 824-2534

Same
(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events.

     In a press release on December 20, 2007, SonomaWest Holdings, Inc. (the “Company”) announced that its Board of Directors had approved a dividend on its common stock (the “Dividend”). A copy of the Company’s press release is attached hereto and furnished as Exhibit 99.1. The Dividend will be payable on or about January 3, 2008 with respect to all shares of the Company’s common stock outstanding at the close of business on December 24, 2007.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits:

Exhibit 99.1 Press Release, dated December 20, 2007, announcing the declaration of a dividend by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOMAWEST HOLDINGS, INC.

Date: December 21, 2007	By:	/s/ Walker R. Stapleton
Walker R. Stapleton
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 20, 2007, announcing the declaration of a dividend by the Company.